Income Taxes	12 Months Ended
May 26, 2013
Income Tax Disclosure [Abstract]
Income Taxes
INCOME TAXES
Total income tax expense was allocated as follows:

(in millions)	Fiscal Year
	2013	2012	2011
Earnings from continuing operations	$109.8	$161.5	$168.9
Losses from discontinued operations	(0.4)	(0.7)	(1.5)
Total consolidated income tax expense	$109.4	$160.8	$167.4

The components of earnings before income taxes from continuing operations and the provision for income taxes thereon are as follows:

(in millions)	Fiscal Year
	2013	2012	2011
Earnings from continuing operations before income taxes:
U.S.	$509.4	$621.4	$631.4
Foreign	13.0	16.6	16.2
Earnings from continuing operations before income taxes	$522.4	$638.0	$647.6
Income taxes:
Current:
Federal	$86.7	$97.0	$121.9
State and local	20.4	26.0	17.5
Foreign	3.5	2.4	0.1
Total current	$110.6	$125.4	$139.5
Deferred (principally U.S.):
Federal	6.9	37.6	28.3
State and local	(7.7)	(1.5)	1.1
Total deferred	$(0.8)	$36.1	$29.4
Total income taxes	$109.8	$161.5	$168.9

Income taxes paid were as follows:

(in millions)	Fiscal Year
	2013	2012	2011
Income taxes paid	$98.5	$123.5	$126.4

The following table is a reconciliation of the U.S. statutory income tax rate to the effective income tax rate from continuing operations included in the accompanying consolidated statements of earnings:

	Fiscal Year
	2013	2012	2011
U.S. statutory rate	35.0%	35.0%	35.0%
State and local income taxes, net of federal tax benefits	1.6	2.5	1.8
Benefit of federal income tax credits	(12.9)	(11.1)	(8.3)
Other, net	(2.7)	(1.1)	(2.4)
Effective income tax rate	21.0%	25.3%	26.1%

As of May 26, 2013, we had estimated current prepaid state income taxes of $6.4 million, which is included on our accompanying consolidated balance sheets as prepaid income taxes, and estimated current federal income taxes payable of $16.5 million, which is included on our accompanying consolidated balance sheets as accrued income taxes.
As of May 26, 2013, we had unrecognized tax benefits of $29.9 million, which represents the aggregate tax effect of the differences between tax return positions and benefits recognized in our consolidated financial statements, all of which would favorably affect the effective tax rate if resolved in our favor. A reconciliation of the beginning and ending amount of unrecognized tax benefits follows:

(in millions)
Balances at May 27, 2012	$15.7
Additions related to current-year tax positions	16.9
Reductions to tax positions due to settlements with taxing authorities	(1.1)
Reductions to tax positions due to statute expiration	(1.6)
Balances at May 26, 2013	$29.9

We recognize accrued interest related to unrecognized tax benefits in interest expense. Penalties, when incurred, are recognized in selling, general and administrative expense. Interest expense associated with unrecognized tax benefits, excluding the release of accrued interest related to prior year matters due to settlement or the lapse of the statute of limitations was as follows:

(in millions)	Fiscal Year
	2013	2012	2011
Interest expense on unrecognized tax benefits	$0.5	$0.4	$1.6

At May 26, 2013, we had $1.2 million accrued for the payment of interest associated with unrecognized tax benefits.
For U.S. federal income tax purposes, we participate in the Internal Revenue Service's (IRS) Compliance Assurance Process (CAP) whereby our U.S. federal income tax returns are reviewed by the IRS both prior to and after their filing. During fiscal 2013, we were placed on CAP Maintenance by the IRS, signaling our strong relationship of transparency and trust with the IRS team. The U.S. federal income tax returns that we filed through the fiscal year ended May 29, 2011 have been audited by the IRS. In the first quarter of fiscal 2013, the IRS issued a partial acceptance letter for the fiscal year ended May 27, 2012 tax return. The outstanding item as of the end of the current fiscal year relates to our deductibility of the Domestic Manufacturing Deduction under IRC Section 199, and is expected to be completed by the second quarter of fiscal 2014. The IRS commenced examination of our U.S. federal income tax returns for May 26, 2013 in the first quarter of fiscal 2013. The examination is anticipated to be completed by the second quarter of fiscal 2015. Income tax returns are subject to audit by state and local governments, generally years after the returns are filed. These returns could be subject to material adjustments or differing interpretations of the tax laws. The major jurisdictions in which the Company files income tax returns include the U.S. federal jurisdiction, Canada, and all states in the U.S. that have an income tax. With a few exceptions, the Company is no longer subject to U.S. federal income tax examinations by tax authorities for years before fiscal 2012, and state and local, or non-U.S. income tax examinations by tax authorities for years before fiscal 2009.
Included in the balance of unrecognized tax benefits at May 26, 2013 is $18.6 million related to tax positions for which it is reasonably possible that the total amounts could change during the next 12 months based on the outcome of examinations. The $18.6 million relates to items that would impact our effective income tax rate.
The tax effects of temporary differences that give rise to deferred tax assets and liabilities are as follows:

(in millions)	May 26, 2013	May 27, 2012
Accrued liabilities	$85.5	$65.9
Compensation and employee benefits	212.9	221.2
Deferred rent and interest income	83.3	61.3
Net operating loss, credit and charitable contribution carryforwards	50.7	18.4
Other	6.8	10.2
Gross deferred tax assets	$439.2	$377.0
Valuation allowance	(15.4)	(5.2)
Deferred tax assets, net of valuation allowance	$423.8	$371.8
Trademarks and other acquisition related intangibles	(205.6)	(175.3)
Buildings and equipment	(403.2)	(363.3)
Capitalized software and other assets	(19.4)	(15.1)
Other	(7.4)	(6.5)
Gross deferred tax liabilities	$(635.6)	$(560.2)
Net deferred tax liabilities	$(211.8)	$(188.4)

Some of our net operating loss, credit and charitable contribution carryforwards have the potential to expire beginning in fiscal 2014. We have taken these potential expirations into consideration when evaluating the need for valuation allowances against these deferred tax assets. A valuation allowance for deferred tax assets is provided when it is more likely than not that some portion or all of the deferred tax assets will not be realized. Realization is dependent upon the generation of future taxable income or the reversal of deferred tax liabilities during the periods in which those temporary differences become deductible. We consider the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment.